Consolidated Balance Sheets (Parentheticals) (USD $)	Jun. 30, 2014	Dec. 31, 2013
Preferred stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001
Preferred stock, authorized	100,000,000,000,000	100,000,000,000,000
Preferred stock, issued	0	0
Preferred stock, outstanding	0	0
Common stock, par value (in Dollars per share)	$ 0.00001	$ 0.00001
Common stock, issued	346,459,183	319,106,020
Common Stock, outstanding	346,459,183	319,106,020
Common stock, authorized	500,000,000,000,000	500,000,000,000,000